UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 23, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                    10010
 (Address of Principal Executive Offices)                  (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 2.01.   Completion of Disposition of Assets.

         On December 23, 2005 (the "Closing Date"), Leucadia National Corporation (the "Company") completed the sale of its telecommunications subsidiary, WilTel Communications Group, LLC ("WilTel"), to Level 3 Communications, Inc. ("Level 3") for aggregate consideration of $486 million (including $16 million for excess working capital, which is subject to adjustment, and $100 million in cash to reflect that amount of cash left in WilTel), and 115 million newly issued shares of Level 3 common stock. In connection with the sale, the Company retained certain assets and liabilities of WilTel that were not purchased by Level 3. The retained assets include (i) WilTel's headquarters building located in Tulsa, Oklahoma, (ii) cash and cash equivalents in excess of $100 million, (iii) corporate aircraft and related capital lease obligations, and (iv) marketable securities. In addition, the Company retained all of WilTel's right to receive cash payments from SBC Communications Inc. totaling $236 million, pursuant to the previously announced Termination, Mutual Release and Settlement Agreement dated June 15, 2005 among the Company, WilTel and SBC. Prior to the closing, WilTel repaid its long-term debt obligations using its funds, together with funds advanced by the Company. The retained liabilities also include WilTel's defined benefit pension plan and supplemental retirement plan obligation and certain other employee related liabilities and other claims.

         The agreement with Level 3 requires that all parties make the appropriate filings to treat the purchase of WilTel as a purchase of assets for federal, state and local income and franchise tax purposes. As a result, WilTel's operating loss carryforwards, including any tax loss carryforwards generated by the sale, will remain with the Company. The Company currently estimates that after the closing it has federal net operating loss carryforwards of approximately $4.9 billion, which are subject to qualifications, limitations and uncertainties as discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and in the Company's Quarterly Reports on Form 10-Q filed during 2005.


         Item 9.01.   Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired

         Not applicable.

         (b)      Pro Forma Financial Information

         The following unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes of the Company and its subsidiaries for the years ended December 31, 2004, 2003 and 2002, and for the nine months ended September 30, 2005, which have been previously filed with the Securities and Exchange Commission.

         The unaudited pro forma consolidated financial information is presented for informational purposes only, is based upon estimates by the Company's management and is not intended to be indicative of the Company's actual consolidated financial position after the transaction was consummated on the Closing Date, and they may not be indicative of consolidated results of operations in the future.

         On December 23, 2005, the Company completed the sale to Level 3 of all of the membership interests in WilTel, excluding certain specified WilTel assets and liabilities. The following unaudited pro forma consolidated balance sheet as of September 30, 2005 has been prepared assuming that the transaction was consummated on that date. The following unaudited pro forma consolidated statements of operations have been prepared assuming that the transaction was consummated on January 1, 2002; however, the unaudited pro forma consolidated statements of operations do not contain any pro forma adjustments to reflect hypothetical earnings on the sale proceeds received.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the following notes:

         1. Pro Forma Adjustments for the Sale: The unaudited pro forma balance sheet reflects the purchase price paid by Level 3 of $486 million (including $16 million for excess working capital, which is subject to adjustment, and $100 million in cash to reflect that amount of cash left in WilTel), and 115 million newly issued shares of Level 3 common stock with an aggregate market value of $339 million based on the $2.95 per share closing price of Level 3 common stock on December 22, 2005. In addition, the Company retained all of WilTel's right to receive cash payments from SBC Communications Inc. totaling $236 million, pursuant to the previously announced Termination, Mutual Release and Settlement Agreement dated June 15, 2005 among the Company, WilTel and SBC. The pro forma adjustments include the recognition of $204.3 million of this amount as a receivable, which represents the amount of the SBC payment that had not been accrued in the historical financial statements as of September 30, 2005. The pro forma balance sheet also reflects the elimination of the historical assets and liabilities of WilTel purchased by Level 3, estimated expenses and other charges related to the transaction, estimated deferred income tax expense and estimated after-tax gain on the sale of $146 million.

                  As discussed above, WilTel's headquarters building located in Tulsa, Oklahoma was not sold to Level 3. The Company believes that the closing of this transaction is a change in circumstances that indicates the carrying amount of the headquarters building may not be recoverable, and the Company will be evaluating the recoverability of this asset in connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2005. Although the Company has not yet determined how much the carrying amount of the headquarters building needs to be adjusted (if any), the pro forma adjustments include a pre-tax charge of approximately $40 million to reduce the gain on sale for a possible impairment.

                  The unaudited pro forma consolidated statements of operations reflect the elimination of the historical operating results of WilTel, which will be classified as a discontinued operation. The pro forma adjustments reflected on the unaudited pro forma consolidated statements of operations are the same adjustments the Company expects to record when it reclassifies WilTel's historical operating results as a discontinued operation in its annual report on Form 10-K for the year ended December 31, 2005.

         2. Pro Forma Adjustments for Debt Repayment: The purchase agreement with Level 3 required the payment in full of WilTel's obligations under its credit agreement prior to closing ($357.5 million outstanding at September 30, 2005) and required the Company to obtain a release for WilTel from any obligation under the outstanding mortgage note secured by its headquarters building ($59.7 million outstanding at September 30, 2005). These obligations were paid in full in November 2005; the pro forma adjustments reflect this repayment along with accrued interest, the write-off of unamortized debt expenses and the reversal of accrued arrangement fees that will not be paid.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


                 LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2005

                                                                                                  PRO FORMA
                                                                               PRO FORMA         ADJUSTMENTS
                                                                              ADJUSTMENTS          FOR DEBT          PRO FORMA
                                                            HISTORICAL       FOR THE SALE         REPAYMENT         AS ADJUSTED
                                                            ----------       ------------         ---------         -----------
                                                                                       (IN THOUSANDS)
 ASSETS
 Current assets:
     Cash and cash equivalents                             $   567,876         $  386,000        $ (417,633)        $   536,243
     Investments                                               992,027            339,250                 -           1,331,277
     Trade, notes and other receivables, net                   472,173            (82,225)                -             389,948
     Prepaids and other current assets                         165,288            (23,788)               -              141,500
                                                           -----------         ----------        ----------         -----------
         Total current assets                                2,197,364            619,237          (417,633)          2,398,968
 Non-current investments                                       801,611                  -                 -             801,611
 Notes and other receivables, net                               10,883                  -                 -              10,883
 Intangible assets, net and goodwill                            83,698                  -                 -              83,698
 Deferred tax asset, net                                     1,097,351            (82,109)            2,234           1,017,476
 Other assets                                                  207,759            (22,632)           (9,094)            176,033
 Property, equipment and leasehold improvements              1,238,674           (946,726)                -             291,948
 Investments in associated companies, net                      424,478                  -                 -             424,478
                                                           -----------         ----------        ----------         -----------
         Total                                             $ 6,061,818         $ (432,230)       $ (424,493)        $ 5,205,095
                                                           ===========         ==========        ==========         ===========

 LIABILITIES
 Current liabilities:
     Trade payables and expense accruals                   $   413,110         $ (214,497)       $     (430)        $   198,183
     Deferred income                                            58,248            (56,577)                -               1,671
     Other current liabilities                                  76,312            (28,650)             (963)             46,699
     Debt due within one year                                  185,410                  -           (70,549)            114,861
     Income taxes payable                                       16,039                  -                 -              16,039
                                                           -----------         ----------        ----------         -----------
         Total current liabilities                             749,119           (299,724)          (71,942)            377,453
 Long-term deferred income                                     190,051           (190,051)                -                   -
 Other non-current liabilities                                 187,272            (88,313)           (1,925)             97,034
 Long-term debt                                              1,380,219               (113)         (346,654)          1,033,452
                                                           -----------         ----------        ----------         -----------
         Total liabilities                                   2,506,661           (578,201)         (420,521)          1,507,939
                                                           -----------         ----------        ----------         -----------

 Commitments and contingencies

 Minority interest                                              12,448                  -                 -              12,448

 SHAREHOLDERS' EQUITY
 Common shares                                                 108,030                  -                 -             108,030
 Additional paid-in capital                                    612,517                  -                 -             612,517
 Accumulated other comprehensive income                         27,913                  -                 -              27,913
 Retained earnings                                           2,794,249            145,971            (3,972)          2,936,248
                                                           -----------         ----------        ----------         -----------
         Total shareholders' equity                          3,542,709            145,971            (3,972)          3,684,708
                                                           -----------         ----------        ----------         -----------
         Total                                             $ 6,061,818         $ (432,230)       $ (424,493)        $ 5,205,095
                                                           ===========         ==========        ==========         ===========


                 LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005

                                                                                                PRO FORMA
                                                                                               ADJUSTMENTS       PRO FORMA
                                                                              HISTORICAL      FOR THE SALE      AS ADJUSTED
                                                                              ----------      ------------      -----------
                                                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
 REVENUES AND OTHER INCOME:
      Telecommunications                                                      $ 1,368,867     $ (1,297,872)    $    70,995
      Healthcare                                                                  182,791                -         182,791
      Manufacturing                                                               223,991                -         223,991
      Investment and other income                                                 187,527          (74,811)        112,716
      Net securities gains                                                        135,009           (2,277)        132,732
                                                                              -----------     ------------     -----------
                                                                                2,098,185       (1,374,960)        723,225
                                                                              -----------     ------------     -----------
 EXPENSES:
      Cost of sales:
          Telecommunications                                                      963,094         (920,990)         42,104
          Healthcare                                                              154,100                -         154,100
          Manufacturing                                                           189,140                -         189,140
      Interest                                                                     75,166          (23,719)         51,447
      Salaries and incentive compensation                                         158,146         (103,423)         54,723
      Depreciation and amortization                                               138,987         (120,238)         18,749
      Selling, general and other expenses                                         240,499         (129,656)        110,843
                                                                              -----------     ------------     -----------
                                                                                1,919,132       (1,298,026)        621,106
                                                                              -----------     ------------     -----------
            Income from continuing operations before income taxes
             and equity in income of associated companies                         179,053          (76,934)        102,119
      Income tax provision (benefit)                                           (1,131,719)               -      (1,131,719)
                                                                              -----------     ------------     -----------
            Income from continuing operations before equity in
             income of associated companies                                     1,310,772          (76,934)      1,233,838
      Equity in income of associated companies, net of taxes                       11,962                -          11,962
                                                                              -----------     ------------     -----------

            Income from continuing operations                                 $ 1,322,734     $    (76,934)    $ 1,245,800
                                                                              ===========     ============     ===========

      Basic earnings per common share from continuing operations              $     12.28                      $     11.57
                                                                              ===========                      ===========

      Diluted earnings per common share from continuing operations            $     11.54                      $     10.87
                                                                              ===========                      ===========

      Number of shares used in calculation:
          Basic                                                                   107,717                          107,717
                                                                              ===========                      ===========
          Diluted                                                                 115,590                          115,590
                                                                              ===========                      ===========

                 LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                PRO FORMA
                                                                                               ADJUSTMENTS       PRO FORMA
                                                                               HISTORICAL     FOR THE SALE      AS ADJUSTED
                                                                               ----------     ------------      -----------
                                                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
 REVENUES AND OTHER INCOME:
      Telecommunications                                                      $ 1,582,948     $ (1,582,948)      $       -
      Healthcare                                                                  257,262                -         257,262
      Manufacturing                                                                64,055                -          64,055
      Finance                                                                      10,037                -          10,037
      Investment and other income                                                 204,873          (34,829)        170,044
      Net securities gains                                                        142,936           (6,372)        136,564
                                                                              -----------     ------------       ---------
                                                                                2,262,111       (1,624,149)        637,962
                                                                              -----------     ------------       ---------
 EXPENSES:
      Cost of sales:
          Telecommunications                                                    1,129,248       (1,129,248)              -
          Healthcare                                                              216,333                -         216,333
          Manufacturing                                                            45,055                -          45,055
      Interest                                                                     96,787          (34,077)         62,710
      Salaries and incentive compensation                                         187,880         (139,546)         48,334
      Depreciation and amortization                                               226,080         (206,455)         19,625
      Selling, general and other expenses                                         305,443         (171,416)        134,027
                                                                              -----------     ------------       ---------
                                                                                2,206,826       (1,680,742)        526,084
                                                                              -----------     ------------       ---------
            Income from continuing operations before income taxes
             and equity in income of associated companies                          55,285           56,593         111,878
      Income tax provision (benefit)                                              (20,192)               -         (20,192)
                                                                              -----------     ------------       ---------
            Income from continuing operations before equity in
             income of associated companies                                        75,477           56,593         132,070
      Equity in income of associated companies, net of taxes                       76,479                -          76,479
                                                                              -----------     ------------       ---------

            Income from continuing operations                                 $   151,956     $     56,593       $ 208,549
                                                                              ===========     ============       =========

      Basic earnings per common share from continuing operations              $      1.42                        $    1.95
                                                                              ===========                        =========

      Diluted earnings per common share from continuing operations            $      1.40                        $    1.91
                                                                              ===========                        =========

      Number of shares used in calculation:
          Basic                                                                   106,692                          106,692
                                                                              ===========                        =========
          Diluted                                                                 112,746                          112,746
                                                                              ===========                        =========

                 LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                PRO FORMA
                                                                                               ADJUSTMENTS       PRO FORMA
                                                                              HISTORICAL      FOR THE SALE      AS ADJUSTED
                                                                              ----------      ------------      -----------
                                                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
 REVENUES AND OTHER INCOME:
      Telecommunications                                                        $ 231,930       $ (231,930)      $       -
      Healthcare                                                                   71,039                -          71,039
      Manufacturing                                                                53,327                -          53,327
      Finance                                                                      55,091                -          55,091
      Investment and other income                                                 127,631           (3,337)        124,294
      Net securities gains                                                          9,953              (25)          9,928
                                                                                ---------       ----------       ---------
                                                                                  548,971         (235,292)        313,679
                                                                                ---------       ----------       ---------
 EXPENSES:
      Cost of sales:
          Telecommunications                                                      167,653         (167,653)              -
          Healthcare                                                               61,280                -          61,280
          Manufacturing                                                            38,998                -          38,998
      Interest                                                                     43,002           (5,100)         37,902
      Salaries and incentive compensation                                          58,394          (19,300)         39,094
      Depreciation and amortization                                                57,297          (39,165)         18,132
      Selling, general and other expenses                                         154,100          (27,609)        126,491
                                                                                ---------       ----------       ---------
                                                                                  580,724         (258,827)        321,897
                                                                                ---------       ----------       ---------
            Income (loss) from continuing operations before income taxes, minority expense of trust preferred securities
             and equity in income of associated companies                         (31,753)          23,535          (8,218)
      Income tax provision (benefit)                                              (43,442)           8,268         (35,174)
                                                                                ---------       ----------       ---------
            Income from continuing operations before minority expense
              of trust preferred securities and equity in
             income of associated companies                                        11,689           15,267          26,956
      Minority expense of trust preferred securities, net of taxes                 (2,761)               -          (2,761)
      Equity in income of associated companies, net of taxes                       76,947           52,087         129,034
                                                                                ---------       ----------       ---------

            Income from continuing operations                                   $  85,875       $   67,354       $ 153,229
                                                                                =========       ==========       =========

      Basic earnings per common share from continuing operations                $    0.94                        $    1.67
                                                                                =========                        =========

      Diluted earnings per common share from continuing operations              $    0.93                        $    1.66
                                                                                =========                        =========

      Number of shares used in calculation:
          Basic                                                                    91,896                           91,896
                                                                                =========                        =========
          Diluted                                                                  92,551                           92,551
                                                                                =========                        =========

                 LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                 PRO FORMA
                                                                                                ADJUSTMENTS       PRO FORMA
                                                                                HISTORICAL     FOR THE SALE      AS ADJUSTED
                                                                                ----------     ------------      -----------
                                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
 REVENUES AND OTHER INCOME:
      Telecommunications                                                        $       -         $      -       $       -
      Healthcare                                                                        -                -               -
      Manufacturing                                                                50,744                -          50,744
      Finance                                                                      87,812                -          87,812
      Investment and other income                                                 133,667                -         133,667
      Net securities gains                                                        (37,066)               -         (37,066)
                                                                                ---------         --------       ---------
                                                                                  235,157                -         235,157
                                                                                ---------         --------       ---------
 EXPENSES:
      Cost of sales:
          Telecommunications                                                            -                -               -
          Healthcare                                                                    -                -               -
          Manufacturing                                                            33,963                -          33,963
      Interest                                                                     32,975                -          32,975
      Salaries and incentive compensation                                          41,814                -          41,814
      Depreciation and amortization                                                16,253                -          16,253
      Selling, general and other expenses                                         149,296                -         149,296
                                                                                ---------         --------       ---------
                                                                                  274,301                -         274,301
                                                                                ---------         --------       ---------
            Income (loss) from continuing operations before income taxes, minority expense of trust preferred securities
             and equity in income of associated companies                         (39,144)               -         (39,144)
      Income tax provision (benefit)                                             (144,075)               -        (144,075)
                                                                                ---------         --------       ---------
            Income from continuing operations before minority expense
              of trust preferred securities and equity in
             income of associated companies                                       104,931                -         104,931
      Minority expense of trust preferred securities, net of taxes                 (5,521)               -          (5,521)
      Equity in income of associated companies, net of taxes                       54,712           13,374          68,086
                                                                                ---------         --------       ---------

            Income from continuing operations                                   $ 154,122         $ 13,374       $ 167,496
                                                                                =========         ========       =========

      Basic earnings per common share from continuing operations                $    1.85                        $    2.01
                                                                                =========                        =========

      Diluted earnings per common share from continuing operations              $    1.83                        $    1.99
                                                                                =========                        =========

      Number of shares used in calculation:
          Basic                                                                    83,501                           83,501
                                                                                =========                        =========
          Diluted                                                                  84,025                           84,025
                                                                                =========                        =========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 29, 2005

                                       LEUCADIA NATIONAL CORPORATION

                                       /s/ Joseph A. Orlando
                                       ----------------------------------------
                                       Name: Joseph A. Orlando
                                       Title: Vice President and Chief
                                              Financial Officer